UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 12, 2007

EVER-GLORY INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	0-28806	65-0420146
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

100 North Barranca Avenue, #810
West Covina, CA 91791
______________________________________________________________________
(Address of Principal Executive Offices)

(626) 839-9116
______________________________________
(Issuer Telephone number)

Check theappropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note Regarding This Amendment:

Ever-Glory International Group, Inc. (the “Registrant” or “Company”) originally filed this Current Report on Form 8-K (“Form 8-K”) on December 18, 2007 to report a change in the Company’s certifying accountant.   On December 20, 2007, the Company filed an amended Form 8-K to file a letter addressed to the Securities and Exchange Commission from the Company’s prior accountant.  The Company files this second amended Form 8-K to make further disclosures, as requested by the Commission in a letter to the Company dated December 19, 2007.

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings, the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan”, or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of the Registrant’s Registration Statement on Form S-1 entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

             Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 4.01  Changes in Registrant's Certifying Accountant

The Registrant dismissed Jimmy C.H. Cheung & Co. (“Cheung & Co.”) as the Registrant’s independent auditors effective as of December 12, 2007.  This action has been approved by the Registrant’s Board of Directors.  Cheung & Co. served as the Registrant's independent auditors for the Registrant's fiscal years ended December 31, 2006 and December 31, 2005, and the interim periods since the quarter ended September 30, 2005.  Cheung& Co.’s reports on the Registrant's financial statements for the Registrant's fiscal years ended December 31, 2006 and December 31, 2005 (the "Reports") did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Registrant's fiscal years ended December 31, 2006 and December 31, 2005, and until Cheung & Co’s termination, there were no disagreements with Cheung & Co. within the meaning of Item 304 of Regulation S-B or any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements, if not resolved to Cheung & Co.’s satisfaction, would have caused Cheung & Co. to make reference to the subject matter of the disagreements in connection with its Reports.

During the Registrant's fiscal years ended December 31, 2006 and December 31, 2005, and until Cheung & Co.’s termination, there were no "reportable events" (as such term is defined in Item 304(a)(1)(v) of Regulation S-B).

On December 18, 2007, the Registrant filed a Current Report on Form 8-K disclosing the termination of Cheung & Co. The Registrant requested Cheung & Co. to review the disclosure contained therein and asked Cheung & Co. to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of Cheung & Co.’s views, or the respects in which Cheung & Co. does not agree with the statements contained herein. Such Form 8-K indicated that we would file Cheung & Co.’s letter by amendment at a later date. A copy of Cheung & Co.’s letter was filed as an exhibit to Amendment No. 1 to such Form 8-K on December 20, 2007.

On December 12, 2007, the Registrant engaged Moore Stephens Wurth Frazer and Torbet, LLP (“Moore Stephens”) as the Registrant's outside independent accounting firm.  This action has also been approved by the Registrant’s Board of Directors.  During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Moore Stephens, neither the Registrant nor anyone on the Registrant's behalf consulted with Moore Stephens regarding either (i) the application of accountingprinciples to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was the subject of a  "disagreement" or a "reportable event."

Item 9.01  Financial Statements and Exhibits

(d)            Exhibits.

Exh. No.	Description

16.1	Letter from Jimmy C.H. Cheung & Co.(previously filed with the Company’s Amendment No. 1 to Current Report on Form 8-K filed on December 20, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVER-GLORY INTERNATIONAL GROUP, INC.
(Registrant)

Date: January 8, 2008	/s/ Kang Yihua
Kang Yihua, Chief Executive Officer